
                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                      Statement of Additional Information

                                  July 1, 2009

                        (as supplemented May 27, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Washington Mutual Investors
Fund (the "fund" or "WMIF") dated July 1, 2009. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A      AWSHX        Class 529-A          CWMAX    Class R-1          RWMAX
Class B      WSHBX        Class 529-B          CWMBX    Class R-2          RWMBX
Class C      WSHCX        Class 529-C          CWMCX    Class R-3          RWMCX
Class F-1    WSHFX        Class 529-E          CWMEX    Class R-4          RWMEX
Class F-2    WMFFX        Class 529-F-1        CWMFX    Class R-5          RWMFX
                                                        Class R-6          RWMGX

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Investment portfolio
Financial statements

                   Washington Mutual Investors Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be purchased by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                   Washington Mutual Investors Fund -- Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. These securities, prior to conversion, may pay a fixed rate of interest or a dividend.
Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

SECURITIES OF ISSUERS OUTSIDE THE U.S. -- The fund may invest up to 5% of its assets in securities of certain companies domiciled outside of the United States and not included in the Standard & Poor's 500 Composite Index as further described below under "The fund and its investment policies." Securities of issuers domiciled outside the U.S. may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are in the form of American Depositary
Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in securities of issuers domiciled outside the U.S. that are traded in the U.S. or through
ADRs may help to avoid certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Asso-

                   Washington Mutual Investors Fund -- Page 3

     ciation (Ginnie Mae), the Veterans Administration (VA), the Federal Housing
     Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas
     Private Investment Corporation (OPIC), the Commodity Credit Corporation
     (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- The fund's portfolio turnover rates for the fiscal years ended 2009 and 2008 were 39% and 18%, respectively, and the average of the last five years was 21%. The portfolio turnover rate would equal 100% if each security in a fund's portfolio was replaced once per year. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.

With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which may be taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

                   Washington Mutual Investors Fund -- Page 4

                      THE FUND AND ITS INVESTMENT POLICIES

The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria that govern which securities may be included on the fund's
Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange ("NYSE") or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years; (iv)
companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by
Standard & Poor's; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $1 billion; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products.

Although the fund generally invests in U.S. companies, the fund may invest up to
5% of its assets in securities of certain companies domiciled outside the United
States if they meet the fund's Investment Standards, including certain requirements designed specifically for companies domiciled outside the U.S.
Among other things, the Investment Standards require that any such company must have an economic nexus to the U.S. and must be listed on the NYSE. Companies that are included in the Standard & Poor's 500 Composite Index do not count towards this 5% limit. This Index may, from time to time, include a few companies whose corporate domiciles are outside the U.S. The fund may also hold securities of companies domiciled outside the U.S. when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger.

The Investment Standards are periodically reviewed by the fund's board of directors, investment adviser and business manager. Although the Investment
Standards are not changed frequently, modifications may be made, with the approval of the fund's board of directors, as a result of economic, market or corporate developments. The investment adviser is required to select the fund's investments exclusively from the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of directors of additions to, or deletions from, the Eligible List for continued compliance with the fund's Investment Standards.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment
Standards are not part of the fund's Investment Restrictions discussed below.

                   Washington Mutual Investors Fund -- Page 5

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

The fund may not:

 1.  Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3.  Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4.  Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5.  Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8.  Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and

 9.  Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The board of directors, acting upon the recommendations of the advisory board, may from time to time establish lower limitations on the amount of investment in specific industries.

                   Washington Mutual Investors Fund -- Page 6

It is a declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors as permitted by the Securities and Exchange Commission.

The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010;
however, the fund reserves the right to delay the implementation. The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policy may be changed by the board of directors without shareholder approval:

The fund may not issue senior securities, except as permitted by the 1940 Act.

                   Washington Mutual Investors Fund -- Page 7

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                  NUMBER OF
 POSITION OF FUND                                             PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A      PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR)                        DURING PAST FIVE YEARS       BY DIRECTOR              BY DIRECTOR
---------------------------------------------------------------------------------------------------------------

 Nariman Farvardin, 53          Senior Vice President for           3         JPMorgan Value Opportunities
 Director (2007)                Academic Affairs & Provost,                   Fund, Inc.
                                University of Maryland;
                                former Dean, The A. James
                                Clark School of
                                Engineering, University of
                                Maryland
---------------------------------------------------------------------------------------------------------------
 Barbara Hackman Franklin,      President and CEO, Barbara          3         Aetna, Inc.;
 70                             Franklin Enterprises                          The Dow Chemical Company;
 Director (2005)                (international business and                   JPMorgan Value Opportunities
                                corporate governance                          Fund, Inc.
                                consulting)
---------------------------------------------------------------------------------------------------------------
 Mary Davis Holt, 59            Partner, Flynn Heath Holt           1         None
 Director (2010)                Leadership, LLC (leadership
                                consulting); former Chief
                                Operating Officer, Time
                                Life, Inc.
---------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 63            Private investor; former           44         JPMorgan Value Opportunities
 Director (2003)                President, Dumbarton Group                    Fund, Inc.;
                                LLC (securities industry                      The Swiss Helvetia Fund, Inc.
                                consulting)
---------------------------------------------------------------------------------------------------------------
 James C. Miller III, 67        Senior Advisor, Husch               3         Clean Energy Fuels Corporation;
 Director (1992)                Blackwell Sanders LLP;                        JPMorgan Value Opportunities
                                former Chairman, The                          Fund, Inc.
                                CapAnalysis Group, LLC
                                (economic, financial and
                                regulatory consulting)
---------------------------------------------------------------------------------------------------------------
 Donald L. Nickles, 61          Chairman of the Board and           3         Chesapeake Energy Corporation;
 Director (2007)                CEO, The Nickles Group                        Valero Energy Corporation;
                                (consulting and business                      JPMorgan Value Opportunities
                                venture firm); former                         Fund, Inc.
                                United States Senator
---------------------------------------------------------------------------------------------------------------
 William J. Shaw, 64            Vice Chairman; former               1         Marriott International, Inc.
 Director (2009)                President and Chief
                                Operating Officer, Marriott
                                International, Inc.
---------------------------------------------------------------------------------------------------------------

                   Washington Mutual Investors Fund -- Page 8

 NAME, AGE AND                                                  NUMBER OF
 POSITION OF FUND                                             PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A      PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR)                        DURING PAST FIVE YEARS       BY DIRECTOR              BY DIRECTOR
---------------------------------------------------------------------------------------------------------------

 John Knox Singleton, 61        President and CEO, INOVA            3         Healthcare Realty Trust, Inc.;
 Chairman of the Board          Health System                                 JPMorgan Value Opportunities
 (Independent and                                                             Fund, Inc.
 Non-executive) (2001)
---------------------------------------------------------------------------------------------------------------
 Lydia W. Thomas, 65            Corporate director; former          1         Cabot Corporation;
 Director (2010)                President and Chief                           Mueller Water Products
                                Executive Officer, Noblis,
                                Inc.
---------------------------------------------------------------------------------------------------------------

"INTERESTED" DIRECTORS/5/,/6/

                                   PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
 NAME, AGE AND                          AND POSITIONS            NUMBER OF
 POSITION OF FUND               HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A    OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR)                               OF THE FUND            BY DIRECTOR            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

 James H. Lemon, Jr., 74         Chairman of the Board and           3         JPMorgan Value Opportunities
 Vice Chairman of the Board      CEO, The Johnston-Lemon                       Fund, Inc.
 (1971)                          Group, Incorporated
                                 (financial services holding
                                 company)
-----------------------------------------------------------------------------------------------------------
 Harry J. Lister, 74             Director, Washington                1         None
 Director (1972)                 Management Corporation
-----------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele, 64           President and Director,             3         JPMorgan Value Opportunities
 President and Director          Washington Management                         Fund, Inc.
 (2000)                          Corporation
-----------------------------------------------------------------------------------------------------------

                   Washington Mutual Investors Fund -- Page 9

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION OF FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED/2/ AS      AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER)                     OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Michael W. Stockton, 43     Director, Senior Vice President, Secretary and
 Senior Vice President,      Treasurer, Washington Management Corporation
 Treasurer and Assistant
 Secretary (1995)
-------------------------------------------------------------------------------
 Lois A. Erhard, 57          Vice President, Washington Management Corporation
 Vice President (1983)
-------------------------------------------------------------------------------
 J. Lanier Frank, 49         Assistant Vice President, Washington Management
 Assistant Vice President    Corporation
 (1997)
-------------------------------------------------------------------------------
 Jennifer L. Butler, 44      Vice President and Assistant Secretary,
 Secretary (2005)            Washington Management Corporation
-------------------------------------------------------------------------------
 Stephanie L. Pfromer, 41    Vice President and General Counsel, Washington
 Assistant Secretary         Management Corporation; former Vice President and
 (2007)                      Senior Counsel, The BISYS Group, Inc. (now
                             Citigroup, Inc.)
-------------------------------------------------------------------------------
 Curt M. Scott, 31           Assistant Vice President and Assistant Treasurer,
 Assistant Treasurer         Washington Management Corporation; former
 (2006)                      Financial Analyst, The BISYS Group, Inc. (now
                             Citigroup, Inc.)
-------------------------------------------------------------------------------

1  The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.
2  Directors and officers of the fund serve until their resignation, removal or retirement.
 3  Funds managed by Capital Research and Management Company including the
   American Funds; American Funds Insurance Series,/(R)/ which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
   which is composed of 10 funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
4  This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.
5  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington
   Management Corporation.
6  All of the directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management
   Corporation serves as business manager.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE,
NW, WASHINGTON, DC 20005, ATTENTION: SECRETARY.

                  Washington Mutual Investors Fund -- Page 10

 FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2009:

                                                                                     AGGREGATE
                                                                                      DOLLAR
                                                                                    RANGE/1/ OF
                                                                                    INDEPENDENT
                                               AGGREGATE                             DIRECTORS
                                            DOLLAR RANGE/1/        DOLLAR            DEFERRED
                                               OF SHARES         RANGE/1 /OF      COMPENSATION/2/
                                               OWNED IN          INDEPENDENT       ALLOCATED TO
                                               ALL FUNDS          DIRECTORS          ALL FUNDS
                                                IN THE            DEFERRED            WITHIN
                         DOLLAR RANGE/1/    AMERICAN FUNDS     COMPENSATION/2/    AMERICAN FUNDS
                             OF FUND        FAMILY OVERSEEN       ALLOCATED       FAMILY OVERSEEN
         NAME             SHARES OWNED        BY DIRECTOR          TO FUND          BY DIRECTOR
--------------------------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
--------------------------------------------------------------------------------------------------
 Nariman Farvardin      $10,001 - $50,000  $10,001 - $50,000  $10,001 - $50,000    Over $100,000
--------------------------------------------------------------------------------------------------
 Barbara Hackman          Over $100,000      Over $100,000          None               None
 Franklin
--------------------------------------------------------------------------------------------------
 Mary Davis Holt/3/           None               None               None               None
--------------------------------------------------------------------------------------------------
 R. Clark Hooper        $10,001 - $50,000    Over $100,000      Over $100,000      Over $100,000
--------------------------------------------------------------------------------------------------
 James C. Miller III      Over $100,000      Over $100,000          None               None
--------------------------------------------------------------------------------------------------
 Donald L. Nickles          $50,001 -        Over $100,000      Over $100,000      Over $100,000
                            $100,000
--------------------------------------------------------------------------------------------------
 William J. Shaw/4/       Over $100,000      Over $100,000          None               None
--------------------------------------------------------------------------------------------------
 J. Knox Singleton        $1 - $10,000       Over $100,000      Over $100,000      Over $100,000
--------------------------------------------------------------------------------------------------
 Lydia W. Thomas/3/           None           Over $100,000          None               None
--------------------------------------------------------------------------------------------------

                  Washington Mutual Investors Fund -- Page 11

                                                           AGGREGATE
                                                        DOLLAR RANGE/1/
                                                           OF SHARES
                                                            OWNED IN
                                                           ALL FUNDS
                                                             IN THE
                           DOLLAR RANGE/1/               AMERICAN FUNDS
                               OF FUND                  FAMILY OVERSEEN
        NAME                 SHARES OWNED                 BY DIRECTOR
------------------------------------------------------------------------------

 "INTERESTED" DIRECTORS/5/
------------------------------------------------------------------------------
 James H. Lemon,             Over $100,000                Over $100,000
 Jr.
------------------------------------------------------------------------------
 Harry J. Lister             Over $100,000                Over $100,000
------------------------------------------------------------------------------
 Jeffrey L. Steele           Over $100,000                Over $100,000
------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.
2  Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.
 3  Mary Davis Holt and Lydia W. Thomas were newly elected to the board effective
   January 1, 2010.
4  In conjunction with Mr. Shaw becoming a director on January 1, 2009 he purchased fund shares valued at over $100,000.
5  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington
   Management Corporation.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the business manager, the investment adviser or its affiliates. The fund pays annual fees of $99,200 to independent directors, plus an annual fee of $7,950 for the audit committee chair and an annual fee of $5,300 for the proxy committee chair and standing sub-committee chairs. An independent director who is chairman of the board (an
"independent chair") also receives an additional fee of $33,000, which is paid by the fund or shared based on the relative board meeting fee if serving multiple funds.

In addition, the fund generally pays to independent directors fees of (a) $3,800 for each board of directors meeting attended and (b) $2,650 for each meeting attended as a member of a committee of the board of directors. Independent directors also receive attendance fees of $2,650 per day for each director seminar or information session organized by the investment adviser as well as for attendance at mutual fund industry related conferences and seminars.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

                  Washington Mutual Investors Fund -- Page 12

DIRECTOR COMPENSATION EARNED DURING THE FISCAL YEAR ENDED APRIL 30, 2009

                                                                        TOTAL COMPENSATION (INCLUDING
                                                                            VOLUNTARILY DEFERRED
                                            AGGREGATE COMPENSATION            COMPENSATION/1/)
                                            (INCLUDING VOLUNTARILY       FROM ALL FUNDS MANAGED BY
  "INDEPENDENT"                            DEFERRED COMPENSATION/1/)  CAPITAL RESEARCH AND MANAGEMENT
    DIRECTORS                                    FROM THE FUND          COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------

 Nariman Farvardin/3/                               $127,300                       $127,300
------------------------------------------------------------------------------------------------------
 Barbara H. Franklin                                 137,502                        143,998
------------------------------------------------------------------------------------------------------
 Mary Davis Holt/4/                                     None                           None
------------------------------------------------------------------------------------------------------
 R. Clark Hooper/3/                                  146,057                        383,423
------------------------------------------------------------------------------------------------------
 James C. Miller III                                 148,364                        159,248
------------------------------------------------------------------------------------------------------
 Donald L. Nickles/3/                                123,500                        123,500
------------------------------------------------------------------------------------------------------
 William J. Shaw/5/                                   34,032                         34,032
------------------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                                146,852                        157,323
------------------------------------------------------------------------------------------------------
 Lydia W. Thomas/4/                                     None                           None
------------------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors.
 2  Funds managed by Capital Research and Management Company including the
   American Funds; American Funds Insurance Series,/(R)/ which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
   which is composed of 10 funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating directors is as follows: Nariman Farvardin
   ($50,565), R. Clark Hooper ($91,994), Donald L. Nickles ($111,330)  and J. Knox
   Singleton ($699,961). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
 4  Mary Davis Holt and Lydia W. Thomas were newly elected to the board effective
   January 1, 2010.
5  Began service as a director on January 1, 2009.

 As of May 1, 2010, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware
Corporation in 1952 and reincorporated in Maryland in 1990. At a meeting of the fund's shareholders on November 24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC's website at sec.gov. Although the board of directors has delegated day-to-day oversight to the business manager and investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board

                  Washington Mutual Investors Fund -- Page 13

except as reserved to the shareholders by law or the fund's charter or by-laws.
Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

 The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to the fund's Class 529 shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                  Washington Mutual Investors Fund -- Page 14

COMMITTEES OF THE BOARD OF DIRECTORS

 The fund has an audit committee composed of four directors who are not considered "interested persons" of the fund within the meaning of the 1940 Act
("independent directors"): Mary Davis Holt, R. Clark Hooper, James C. Miller III
(Chair) and William J. Shaw. The function of the committee is the oversight of the Corporation's accounting and financial reporting policies. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors.

The fund has a governance committee composed of J. Knox Singleton (Chair) and all the other independent directors. The committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the fund, as required by the 1940 Act and the rules thereunder. The governance committee reports its recommendations to the full board of directors. In addition, the governance committee periodically reviews such issues as the board's composition, responsibilities, committees and compensation (through a compensation sub-committee) and other relevant issues, and recommends any appropriate changes to the full board of directors. The governance committee also evaluates, selects and nominates candidates for independent directors to the full board of directors. While the governance committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the governance committee of the Fund, c/o the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the governance committee.

The fund has a committee on proxy voting procedures composed of Nariman
Farvardin, Barbara H. Franklin (Chair), Jeffrey L. Steele and Lydia W. Thomas.
The committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio.

 There were six board of directors meetings and nine committee meetings (six audit, two proxy and one governance) during the fiscal year ended
April 30, 2009. All directors attended at least 75% of all board meetings and meetings of the committees of which they were members.

                  Washington Mutual Investors Fund -- Page 15

DIRECTORS EMERITUS

The board of directors has named certain retired directors of the fund to the position of director emeritus. Directors emeritus are invited to attend board meetings but do not have any of the duties or responsibilities of board members.
They may be consulted from time to time by the board, primarily with respect to their prior board experience. The chart below sets out additional information about the directors emeritus members.

                                                                              AGGREGATE
                                                                             COMPENSATION
                                     YEARS OF                              FROM THE FUND/2/
                                      SERVICE                                  FOR THE
                                     WITH THE                                FISCAL YEAR
 NAME AND AGE                         FUND/1/   PRINCIPAL AFFILIATION    ENDED APRIL 30, 2009
----------------------------------------------------------------------------------------------

 Stephen Hartwell, 95                   40       Chairman, Washington           None/4/
 Chairman Emeritus                               Management
                                                 Corporation
----------------------------------------------------------------------------------------------
 Cyrus A. Ansary,/3/ 76                25        President,                    $132,610
                                                 Investment Services
                                                 International Co.,
                                                 LLC
----------------------------------------------------------------------------------------------
 Charles A. Bowsher, 78                 7       Retired Comptroller           $ 54,000
                                                 General of United
                                                 States
----------------------------------------------------------------------------------------------
 Fred J. Brinkman, 81                   11       Senior Financial               None/4/
                                                 Consultant,
                                                 Washington
                                                 Management
                                                 Corporation
----------------------------------------------------------------------------------------------
 Daniel J. Callahan III, 78             11       Vice Chairman and             $ 55,000
                                                 Treasurer, The
                                                 Morris and Gwendolyn
                                                 Cafritz Foundation
----------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr., 78               6       Retired Governor,             $ 56,000
                                                 Federal Reserve
                                                 Board
----------------------------------------------------------------------------------------------
 Katherine D. Ortega, 75                 8       Former Treasurer of
                                                 the United States
----------------------------------------------------------------------------------------------
 T. Eugene Smith, 79                    21       President, T. Eugene          $ 54,000
                                                 Smith, Inc.
                                                 (real estate
                                                 consulting, planning
                                                 and development)
----------------------------------------------------------------------------------------------

1  This includes years of service as an officer, director and director emeritus.
2  The fund pays annual fees of $50,000 per annum to directors emeritus not affiliated with the business manager, plus $1,000 for each board meeting attended.
3  Mr. Ansary served as a director until December 18, 2008.
4  Fred J. Brinkman and Stephen Hartwell are affiliated with the fund's business manager and, accordingly, receive no remuneration from the fund.
5  Katherine D. Ortega's emeritus service began on January 1, 2010.

                  Washington Mutual Investors Fund -- Page 16

ADVISORY BOARD MEMBERS

The board of directors has established an advisory board whose members are, in the judgment of the directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the board of directors, members of the advisory board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the advisory board, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the advisory board members.

                                                         NUMBER OF BOARDS
 NAME, AGE AND                                           WITHIN THE FUND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S)     COMPLEX ON WHICH    OTHER DIRECTORSHIPS HELD
 (YEAR FIRST ELECTED/1/)      DURING PAST FIVE YEARS     MEMBER SERVES/2/            BY MEMBER
--------------------------------------------------------------------------------------------------------

 Louise M. Cromwell, 65     Retired Partner, Shaw               1           None
 (2001)                     Pittman LLP (law firm)
--------------------------------------------------------------------------------------------------------
 Jeffrey A. Eisenach, 52    Managing director,                  1           None
 (2008)                     Navigant Economics LLC
                            (economic and financial
                            consulting); former
                            Chairman and Managing
                            Partner, Empiris LLC
                            (economic consulting);
                            former Chairman, Criterion
                            Economics, LLC (economic
                            litigation, regulation and
                            legislation consulting);
                            former Chairman and
                            President, The CapAnalysis
                            Group, LLC (economic,
                            financial and regulatory
                            consulting)
--------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt, 61       Chairman and CEO, Rand              1           Brookfield Properties
 (2001)                     Construction Corporation                        Corporation; Watson Wyatt &
                                                                            Company Holdings
--------------------------------------------------------------------------------------------------------
 Robert G. Templin, Jr.,    President, Northern                 1           None
 62                         Virginia Community College
 (2008)
--------------------------------------------------------------------------------------------------------
 R. Clark Wadlow, 63        Retired Partner, Sidley             1           None
 (2005)                     Austin LLP (law firm)
--------------------------------------------------------------------------------------------------------

1  Advisory board members of the fund serve until their resignation, removal or retirement.
 2  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations. Includes advisory board and, where applicable, director service.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101
VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: SECRETARY.

                  Washington Mutual Investors Fund -- Page 17

ADVISORY BOARD MEMBER COMPENSATION -- The fund pays fees of $8,000 per annum to advisory board members who are not affiliated with the business manager, the investment adviser, plus $3,000 for each meeting attended in conjunction with meetings with the board of directors.

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30,
 2009

                                                                       TOTAL COMPENSATION (INCLUDING
                                                                            VOLUNTARILY DEFERRED
                                            AGGREGATE COMPENSATION            COMPENSATION/1/)
                                            (INCLUDING VOLUNTARILY       FROM ALL FUNDS MANAGED BY
                                           DEFERRED COMPENSATION/1/)  CAPITAL RESEARCH AND MANAGEMENT
        NAME                                     FROM THE FUND          COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------

 Louise M. Cromwell/2/                              $14,000                     $14,000
------------------------------------------------------------------------------------------------------
 Jeffrey A. Eisenach/2/                              14,000                      14,000
------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt/2/                                  8,000                       8,000
------------------------------------------------------------------------------------------------------
 Robert G. Templin, Jr.                              14,000                      14,000
------------------------------------------------------------------------------------------------------
 R. Clark Wadlow/2/                                  14,000                      14,000
------------------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the advisory board member.
2  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2009 for participating advisory board members is as follows:
   Louise M. Cromwell ($74,567), Jeffrey A. Eisenach ($12,660), Linda Rabbitt
   ($58,880) and R. Clark Wadlow ($32,320). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund's board of directors oversees the voting of proxies of shares held by the fund and has appointed a committee on proxy voting procedures to assist it. The board has authorized the president of the fund or his delegate (the "voting officer") to vote individual proxies and has approved "proxy voting procedures and guidelines" (the "guidelines")
which are used by the voting officer in deciding how to vote on particular matters. The guidelines provide to the voting officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the voting officer determines to be in the best interests of the fund and its shareholders.

The guidelines provide that generally the voting officer should vote against (a)
defensive anti-takeover measures, (b) staggered boards of directors, (c)
measures calling for the creation of special classes of shares with extra voting power and (d) proposals that provide, in the judgment of the voting officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The guidelines also provide that the voting officer should vote in favor of proposals to expense stock options for financial reporting purposes.

                  Washington Mutual Investors Fund -- Page 18

The guidelines provide that the voting officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders.
Finally, the guidelines provide, as a general policy matter, that the voting officer should vote in support of corporate management on routine, non-controversial matters, but that the voting officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the fund and its shareholders.

If the voting officer is aware of any conflict of interest between the interests of fund shareholders, on the one hand, and the interests of the fund's investment adviser or any affiliated person of the fund or its adviser, on the other hand, the voting officer will discuss and resolve that conflict of interest with a member of the committee on proxy voting procedures.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com or (c) on the SEC's website at sec.gov.

 PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

             NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------

 Edward D. Jones & Co.                       Record      Class A        15.72%
 Omnibus Account                                         Class B         8.47
 Maryland Heights, MO
--------------------------------------------------------------------------------
 First Clearing, LLC                         Record      Class A         9.68
 Custody Account                                         Class B         9.78
 St. Louis, MO                                           Class C        13.90
                                                         Class F-1      21.98
--------------------------------------------------------------------------------
 Pershing, LLC                               Record      Class B         7.82
 Jersey City, NJ                                         Class C         6.31
                                                         Class F-1      13.52
--------------------------------------------------------------------------------
 Merrill Lynch                               Record      Class C        14.84
 Omnibus Account                                         Class F-2      34.65
 Jacksonville, FL
--------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.              Record      Class C        11.03
 Omnibus Account                                         Class F-1       9.00
 New York, NY
--------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                  Record      Class F-1       6.94
 Custody Account                                         Class F-2      11.26
 San Francisco, CA                                       Class R-4       7.48
                                                         Class R-5       5.34
--------------------------------------------------------------------------------
 Hartford Life Insurance Co. Separate        Record      Class R-1      35.43
 Account                                     Beneficial  Class R-3       6.13
 401K Plan
 Hartford, CT
--------------------------------------------------------------------------------

                  Washington Mutual Investors Fund -- Page 19

             NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------

 ING Life Insurance and Annuity              Record      Class R-3      12.21
 Hartford, CT                                            Class R-4       8.56
--------------------------------------------------------------------------------
 NFS, LLC FEBO                               Record      Class R-4       7.58
 401K Plans                                  Beneficial  Class R-5      16.54
 Covington, KY                                           Class R-6       5.92
--------------------------------------------------------------------------------
 Trader Joe's Company                        Record      Class R-4       5.47
 Retirement Plan                             Beneficial
 Englewood, CO
--------------------------------------------------------------------------------
 John Hancock Life Insurance Co. USA         Record      Class R-5      18.69
 Omnibus Account
 Boston, MA
--------------------------------------------------------------------------------
 The Capital Group Companies                 Record      Class R-5       6.03
 Retirement Plan                             Beneficial
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2020 Target Date             Record      Class R-6      13.37
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 Mercer Trust Company                        Record      Class R-6      11.55
 Abbott Laboratories
 Retirement Plan                             Beneficial
 Norwood, MA
--------------------------------------------------------------------------------
 American Funds 2030 Target Date             Record      Class R-6      10.85
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2025 Target Date             Record      Class R-6      10.81
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2015 Target Date             Record      Class R-6       8.04
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2035 Target Date             Record      Class R-6       7.02
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------
 American Funds 2040 Target Date             Record      Class R-6       6.73
 Retirement Fund
 Los Angeles, CA
--------------------------------------------------------------------------------

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

                  Washington Mutual Investors Fund -- Page 20

BUSINESS MANAGER -- Since its inception, the fund has operated under a Business
Management Agreement with Washington Management Corporation or its predecessors.
The business manager maintains its principal business address at 1101 Vermont
Avenue, NW, Washington, DC 20005.

The business manager provides services necessary to carry on the fund's general administrative and corporate affairs, and is responsible for monitoring the various services and operations of the fund. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's contractual service providers, including custodian operations, shareholder services and fund share distribution functions, and includes the provision of all executive personnel, clerical staff, office space and equipment, and certain accounting and record keeping facilities. The business manager provides similar services to other mutual funds.

The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale
(including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to directors and advisory board members; association dues; and costs of stationery and forms prepared exclusively for the fund.

The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2009. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund.

The business manager makes payments to the investment adviser for performing various accounting services for the fund and the American Funds Tax-Exempt
Series I. The amount paid to the investment adviser may be found in the most recent shareholder report. The business manager also makes payments to support compensation paid to dealers (for additional information, see "Other
Compensation to Dealers" below). The amount of these payments to support dealer compensation were approximately $2.5 million for the year ended December 31,
2008. The business manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, 0.04% of net assets in excess of $55 billion but not exceeding $67 billion, and 0.035% of net assets in excess of $67 billion but not exceeding $77 billion and 0.03% of net assets in excess of $77 billion.

                  Washington Mutual Investors Fund -- Page 21

For the fiscal years ended April 30, 2009, 2008 and 2007, the business manager was entitled to receive from the fund fees of $46,735,000, $57,171,000 and
$56,603,000, respectively. After giving effect to the business manager fee waiver described below, the fund paid the business manager $43,392,000 (a reduction of $3,343,000), $51,453,000 (a reduction of $5,718,000) and
$50,942,000 (a reduction of $5,661,000) for the fiscal years ended April 30,
2009, 2008 and 2007, respectively.

The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2010 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of directors who are not parties to the Business
Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business Management Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Business
Management Agreement.

The business manager has established a charitable foundation, The Washington
Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code.
Employees of the business manager and its affiliates, as well as directors, directors emeriti, advisory board members and officers of the fund, may participate in a gift matching program sponsored by the foundation.

For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it was otherwise entitled to receive under the Business Management Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the fees that the business manager was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed--

                  Washington Mutual Investors Fund -- Page 22

income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an
exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital
Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: S&P 500, the securities that are eligible to be purchased by the fund and Lipper Growth & Income Funds
Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                  Washington Mutual Investors Fund -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF APRIL 30, 2009:

                                         NUMBER             NUMBER
                                        OF OTHER           OF OTHER          NUMBER
                                       REGISTERED           POOLED          OF OTHER
                                       INVESTMENT         INVESTMENT        ACCOUNTS
                                    COMPANIES (RICS)   VEHICLES (PIVS)      FOR WHICH
                                        FOR WHICH         FOR WHICH         PORTFOLIO
                                        PORTFOLIO         PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR         COUNSELOR       IS A MANAGER
                        OF FUND       IS A MANAGER       IS A MANAGER      (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------

 Alan N. Berro            Over         3      $121.9         None              None
                       $1,000,000
-------------------------------------------------------------------------------------------
 James K. Dunton       $500,001 -      2      $ 89.6         None              None
                       $1,000,000
-------------------------------------------------------------------------------------------
 Gregory D. Johnson    $100,001 -      3      $118.2         None              None
                        $500,000
-------------------------------------------------------------------------------------------
 Robert G.             $100,001 -      2      $ 41.2         None              None
 O'Donnell              $500,000
-------------------------------------------------------------------------------------------
 James F.              $500,001 -      1      $122.7         None              None
 Rothenberg            $1,000,000
-------------------------------------------------------------------------------------------
 Ronald B. Morrow      $100,001 -      3      $233.9         None              None
                        $500,000
-------------------------------------------------------------------------------------------
 Eugene P. Stein          Over         1      $ 77.0         None              None
                       $1,000,000
-------------------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
   $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
   No fund has an advisory fee that is based on the performance of the fund.
3  Represents funds advised or sub-advised by Capital Research and Management
   Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
   Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the
"Agreement") between the fund and the investment adviser will continue in effect until August 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority
(as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Agreement provides that the investment adviser has no liability

                  Washington Mutual Investors Fund -- Page 24

to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon
60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In considering the renewal of the Agreement each year, the governance committee, sitting as the contracts subcommittee, of the board of directors evaluates information from several sources, including information provided by the business manager and investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full board of directors.

That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser;
financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters;
fees charged by the investment adviser's affiliates to institutional clients;
and investment adviser compliance, regulatory and personnel matters. In preparation for its most recent meeting, the committee reviewed such information in advance. At the meeting, the members of the committee discussed the information with representatives of the investment adviser, posed questions and consulted in executive session with independent counsel to the fund's independent directors.

The investment adviser manages the investment portfolio of the fund subject to the policies established by the board of directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the investment adviser receives a monthly fee, accrued daily, at the annual rate of
0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of
$21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion, 0.185% of net assets in excess of $55 billion but not exceeding $71 billion, 0.18% of net assets in excess of $71 billion but not exceeding $89 billion and 0.177% of net assets in excess of $89 billion.

For the fiscal years ended April 30, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $110,730,000,
$160,915,000 and $157,426,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of  $102,452,000 (a reduction of $8,278,000),
$144,823,000 (a reduction of $16,092,000) and $141,683,000 (a reduction of
$15,743,000) for the fiscal years ended April 30, 2009, 2008 and 2007, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the

                  Washington Mutual Investors Fund -- Page 25

management fees that the investment adviser was otherwise entitled to receive.
The waiver was discontinued effective January 1, 2009.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until August
31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder
Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

                  Washington Mutual Investors Fund -- Page 26

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $3,639,000
------------------------------------------------------------------------------
              CLASS F-1                               2,940,000
------------------------------------------------------------------------------
              CLASS F-2                                  90,000
------------------------------------------------------------------------------
             CLASS 529-A                              1,005,000
------------------------------------------------------------------------------
             CLASS 529-B                                207,000
------------------------------------------------------------------------------
             CLASS 529-C                                358,000
------------------------------------------------------------------------------
             CLASS 529-E                                 56,000
------------------------------------------------------------------------------
            CLASS 529-F-1                                48,000
------------------------------------------------------------------------------
              CLASS R-1                                  78,000
------------------------------------------------------------------------------
              CLASS R-2                               3,029,000
------------------------------------------------------------------------------
              CLASS R-3                               2,270,000
------------------------------------------------------------------------------
              CLASS R-4                               1,282,000
------------------------------------------------------------------------------
              CLASS R-5                               1,118,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers

                  Washington Mutual Investors Fund -- Page 27

on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class
529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2,
R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2009            $ 8,039,000         $35,351,000
                                                  2008             13,480,000          58,574,000
                                                  2007             16,591,000          72,726,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2009                246,000           2,083,000
                                                  2008                591,000           3,631,000
                                                  2007                904,000           5,273,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2009                505,000           1,479,000
                                                  2008                908,000           2,675,000
                                                  2007                570,000           3,717,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2009                534,000           2,480,000
                                                  2008                834,000           3,848,000
                                                  2007                950,000           4,414,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2009                 44,000             338,000
                                                  2008                 76,000             554,000
                                                  2007                 96,000             589,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2009                 26,000             307,000
                                                  2008                 55,000             483,000
                                                  2007                 15,000             555,000
-----------------------------------------------------------------------------------------------------

                  Washington Mutual Investors Fund -- Page 28

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.25% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                  Washington Mutual Investors Fund -- Page 29

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1 Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $106,506,000               $10,895,000
------------------------------------------------------------------------------
        CLASS B                   19,223,000                 1,364,000
------------------------------------------------------------------------------
        CLASS C                   21,524,000                 2,143,000
------------------------------------------------------------------------------
       CLASS F-1                   5,202,000                   725,000
------------------------------------------------------------------------------
      CLASS 529-A                  1,793,000                   224,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,553,000                   130,000
------------------------------------------------------------------------------
      CLASS 529-C                  2,743,000                   347,000
------------------------------------------------------------------------------
      CLASS 529-E                    239,000                    31,000
------------------------------------------------------------------------------
     CLASS 529-F-1                         0                         0
------------------------------------------------------------------------------
       CLASS R-1                     515,000                    79,000
------------------------------------------------------------------------------
       CLASS R-2                   4,934,000                   627,000
------------------------------------------------------------------------------
       CLASS R-3                   6,391,000                   775,000
------------------------------------------------------------------------------
       CLASS R-4                   2,204,000                   313,000
------------------------------------------------------------------------------

                  Washington Mutual Investors Fund -- Page 30

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

FUND EXPENSES -- In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the annual fund operating expenses table in the prospectus.

                  Washington Mutual Investors Fund -- Page 31

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.
     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.

                  Washington Mutual Investors Fund -- Page 32

     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC
              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                  Washington Mutual Investors Fund -- Page 33

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

                  Washington Mutual Investors Fund -- Page 34

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales

                  Washington Mutual Investors Fund -- Page 35

and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
April 30, 2009, 2008 and 2007 amounted to $40,517,000, $19,435,000 and
$42,220,000, respectively. The difference in commissions paid in 2007 as compared with 2008 was primarily due to a large principal program transaction executed by the fund in fiscal year ended April 30, 2007, which allowed the fund to trade in excess of $2.2 billion of securities at pre-negotiated prices. The increase in commissions between 2008 and 2009 was largely due to increased brokerage transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund did not hold securities of its regular broker-dealers.

During fiscal years 2009, 2008 and 2007 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund.
Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                  Washington Mutual Investors Fund -- Page 36

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's business manager, custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                  Washington Mutual Investors Fund -- Page 37

                                PRICE OF SHARES

 Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the
Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent's policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the
Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal
Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

 All portfolio securities of funds advised by Capital Research and Management
Company (other than American Funds Money Market Fund/(R)/) are valued, and the net asset values per share for each share class are determined, as indicated
below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

                  Washington Mutual Investors Fund -- Page 38

 Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

                  Washington Mutual Investors Fund -- Page 39

 The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                  Washington Mutual Investors Fund -- Page 40

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                  Washington Mutual Investors Fund -- Page 41

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

                  Washington Mutual Investors Fund -- Page 42

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term

                  Washington Mutual Investors Fund -- Page 43

     capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

                  Washington Mutual Investors Fund -- Page 44

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                  Washington Mutual Investors Fund -- Page 45

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                  Washington Mutual Investors Fund -- Page 46

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the
Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

 Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program and other registered investment companies approved by the fund.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                  Washington Mutual Investors Fund -- Page 47

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company's Capital Group Private
          Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

                  Washington Mutual Investors Fund -- Page 48

 FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identigy the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered "systematic" unless the transaction is pre-scheduled for a specific date.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

                  Washington Mutual Investors Fund -- Page 49

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service
     Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                  Washington Mutual Investors Fund -- Page 50

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or

                  Washington Mutual Investors Fund -- Page 51

          the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

                  Washington Mutual Investors Fund -- Page 52

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5%
and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than
$250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                  Washington Mutual Investors Fund -- Page 53

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph titled "Rights of accumulation") eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these

                  Washington Mutual Investors Fund -- Page 54

     plans will be deemed completed and will terminate. In addition, effective
     May 1, 2009, the Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement.
     After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

                  Washington Mutual Investors Fund -- Page 55

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American
     Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

                  Washington Mutual Investors Fund -- Page 56

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives

                  Washington Mutual Investors Fund -- Page 57

          payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

 For purposes of this paragraph, "account" means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                  Washington Mutual Investors Fund -- Page 58

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                  Washington Mutual Investors Fund -- Page 59

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                  Washington Mutual Investors Fund -- Page 60

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                  Washington Mutual Investors Fund -- Page 61

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

 SHARE CERTIFICATES -- Shares are credited to your account. The fund's board may determine if the fund issues share certificates.

                  Washington Mutual Investors Fund -- Page 62

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $57,970,000 for Class A shares and $2,339,000 for
Class B shares for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by
PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Dechert LLP, 1775 I Street, NW, Washington DC
20006, serves as counsel to the fund and independent legal counsel to the independent directors in their capacities as such. A determination with respect to the independence of its independent legal counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

 PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on April 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to
prospectus@americanfunds.com. Shareholders may also access the fund's current summary

                  Washington Mutual Investors Fund -- Page 63

 prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund's annual financial statements are audited by the fund's independent registered public accounting firm,
PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer
Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the
Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund, Washington Management Corporation and Capital
Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel;
ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

                  Washington Mutual Investors Fund -- Page 64

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- APRIL 30, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $19.81
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $21.02

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                  Washington Mutual Investors Fund -- Page 65

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUND
American Funds Money Market
Fund/(R)/ . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                  Washington Mutual Investors Fund -- Page 66

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                  Washington Mutual Investors Fund -- Page 67

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUND
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659

                  Washington Mutual Investors Fund -- Page 68

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                  Washington Mutual Investors Fund -- Page 69

Investment portfolio April 30, 2009
Industry sector diversification	Percent of net assets	Ten largest holdings	Percent of net assets
Industrials	16.27%	Chevron	4.76%
Energy	13.56	AT&T	4.58
Health care	13.42	Royal Dutch Shell	3.22
Information technology	9.21	United Technologies	2.93
Consumer staples	8.86	Verizon	2.75
Utilities	8.27	Exelon	2.44
Financials	7.69	Coca-Cola	2.29
Telecommunication services	7.33	United Parcel Service	2.18
Consumer discretionary	7.17	Merck	2.10
Materials	4.41	Boeing	2.07
Miscellaneous	1.90
Short-term securities & other assets less liabilities	1.91

Common stocks — 98.09%	Shares	Value (000)	Percent of net assets
Energy — 13.56%
Apache Corp.	2,717,100	$197,968.46%
Baker Hughes Inc.	3,000,000	106,740.25
Chevron Corp.	31,166,800	2,060,125	4.76
ConocoPhillips	10,700,000	438,700	1.01
EOG Resources, Inc.	1,364,644	86,628.20
Exxon Mobil Corp.	7,400,000	493,358	1.14
Halliburton Co.	18,500,000	374,070.86
Hess Corp.	2,140,000	117,251.27
Marathon Oil Corp.	8,570,000	254,529.59
Occidental Petroleum Corp.	1,600,000	90,064.21
Royal Dutch Shell PLC, Class B (ADR)	30,682,777	1,396,066	3.22
Schlumberger Ltd.	5,250,000	257,198.59
		5,872,697	13.56

Materials — 4.41%
Air Products and Chemicals, Inc.	4,000,000	263,600.61
Alcoa Inc.	31,950,000	289,786.67
E.I. du Pont de Nemours and Co.	10,100,000	281,790.65
Monsanto Co.	880,000	74,703.17
PPG Industries, Inc.	5,838,232	257,174.59
Praxair, Inc.	4,900,000	365,589.84
Vulcan Materials Co.	4,374,000	207,984.48
Weyerhaeuser Co.	4,860,000	171,364.40
		1,911,990	4.41

Industrials — 16.27%
3M Co.	3,800,000	218,880.51
Avery Dennison Corp.	5,290,000	152,035.35
Boeing Co.	22,343,200	894,845	2.07
Burlington Northern Santa Fe Corp.	2,700,000	182,196.42
Caterpillar Inc.	2,500,000	88,950.21
Deere & Co.	4,250,000	175,355.40
Eaton Corp.	1,200,000	52,560.12
Emerson Electric Co.	3,400,000	115,736.27
General Dynamics Corp.	2,950,000	152,426.35
General Electric Co.	33,000,000	417,450.96
Honeywell International Inc.	5,000,000	156,050.36
Illinois Tool Works Inc.	6,930,000	227,304.52
Ingersoll-Rand Co. Ltd., Class A	4,200,000	91,434.21
Lockheed Martin Corp.	1,900,000	149,207.34
Masco Corp.	7,950,000	70,437.16
Northrop Grumman Corp.	14,400,000	696,240	1.61
Pitney Bowes Inc.	8,581,700	210,595.49
Raytheon Co.	2,000,000	90,460.21
Rockwell Automation	3,000,000	94,770.22
Southwest Airlines Co.	7,500,000	52,350.12
Tyco International Ltd.	12,143,750	288,535.67
Union Pacific Corp.	1,820,000	89,435.21
United Parcel Service, Inc., Class B	18,075,900	946,093	2.18
United Technologies Corp.	25,955,000	1,267,642	2.93
Waste Management, Inc.	6,200,000	165,354.38
		7,046,339	16.27

Consumer discretionary — 7.17%
Best Buy Co., Inc.	3,250,000	124,735.29
Gannett Co., Inc.	4,000,000	15,640.04
Harley-Davidson, Inc.	3,950,000	87,532.20
Home Depot, Inc.	14,975,000	394,142.91
Johnson Controls, Inc.	27,498,200	522,741	1.21
Limited Brands, Inc.	8,200,000	93,644.22
Lowe’s Companies, Inc.	15,200,000	326,800.75
McDonald’s Corp.	16,285,000	867,827	2.00
News Corp., Class A	15,560,000	128,526.30
NIKE, Inc., Class B	1,000,000	52,470.12
Nordstrom, Inc.	6,930,000	156,826.36
Target Corp.	2,250,000	92,835.21
VF Corp.	4,098,400	242,912.56
		3,106,630	7.17

Consumer staples — 8.86%
Avon Products, Inc.	12,080,400	274,950.63
Clorox Co.	1,950,000	109,297.25
Coca-Cola Co.	23,015,000	990,796	2.29
H.J. Heinz Co.	5,000,000	172,100.40
Hershey Co.	2,000,000	72,280.17
Kimberly-Clark Corp.	4,632,784	227,655.53
Kraft Foods Inc., Class A	30,340,000	709,956	1.64
PepsiCo, Inc.	5,750,000	286,120.66
Procter & Gamble Co.	7,150,800	353,536.82
Sara Lee Corp.	6,000,000	49,920.11
Walgreen Co.	3,500,000	110,005.25
Wal-Mart Stores, Inc.	9,580,000	482,832	1.11
		3,839,447	8.86

Health care — 13.42%
Abbott Laboratories	20,675,400	865,266	2.00
Aetna Inc.	8,400,000	184,884.43
Baxter International Inc.	2,500,000	121,250.28
Becton, Dickinson and Co.	1,000,000	60,480.14
Bristol-Myers Squibb Co.	37,182,410	713,902	1.65
C. R. Bard, Inc.	890,000	63,751.15
Cardinal Health, Inc.	7,750,000	261,873.60
Eli Lilly and Co.	21,808,191	717,926	1.66
Johnson & Johnson	16,140,000	845,090	1.95
McKesson Corp.	2,500,000	92,500.21
Medtronic, Inc.	9,465,000	302,880.70
Merck & Co., Inc.	37,519,487	909,472	2.10
Pfizer Inc	10,500,000	140,280.32
Stryker Corp.	3,000,000	116,130.27
UnitedHealth Group Inc.	3,700,000	87,024.20
Wyeth	7,750,000	328,600.76
		5,811,308	13.42

Financials — 7.69%
Allstate Corp.	8,800,000	205,304.48
American Express Co.	16,100,000	406,042.94
Bank of America Corp.	4,000,000	35,720.08
Chubb Corp.	2,150,000	83,743.19
HSBC Holdings PLC (ADR)	4,646,666	165,421.38
JPMorgan Chase & Co.	15,189,100	501,240	1.16
KeyCorp	7,000,000	43,050.10
Lincoln National Corp.	2,576,246	28,957.07
Marsh & McLennan Companies, Inc.	23,896,900	503,986	1.16
Moody’s Corp.	2,870,000	84,722.20
PNC Financial Services Group, Inc.	3,965,000	157,411.36
U.S. Bancorp	30,197,500	550,198	1.27
Wells Fargo & Co.	26,249,700	525,256	1.21
XL Capital Ltd, Class A	4,225,000	40,180.09
		3,331,230	7.69

Information technology — 9.21%
Automatic Data Processing, Inc.	4,485,000	157,872.36
Cisco Systems, Inc.1	1,500,000	28,980.07
Google Inc., Class A1	667,000	264,112.61
Hewlett-Packard Co.	12,910,000	464,502	1.07
Intel Corp.	49,450,000	780,321	1.80
International Business Machines Corp.	7,335,000	757,045	1.75
Linear Technology Corp.	8,065,000	175,656.41
Microsoft Corp.	25,306,100	512,702	1.18
Nokia Corp. (ADR)	6,100,000	86,254.20
Oracle Corp.	10,198,300	197,235.46
Paychex, Inc.	10,950,000	295,759.68
SAP AG (ADR)	4,009,300	152,714.35
Texas Instruments Inc.	6,500,000	117,390.27
		3,990,542	9.21

Telecommunication services — 7.33%
AT&T Inc.	77,465,000	1,984,653	4.58
Verizon Communications Inc.	39,230,000	1,190,238	2.75
		3,174,891	7.33

Utilities — 8.27%
Ameren Corp.	1,400,000	32,228.07
American Electric Power Co., Inc.	7,100,000	187,298.43
Dominion Resources, Inc.	4,550,000	137,228.32
Entergy Corp.	9,471,184	613,449	1.42
Exelon Corp.	22,915,000	1,057,069	2.44
FPL Group, Inc.	7,500,000	403,425.93
NiSource Inc.	2,500,000	27,475.06
PPL Corp.	18,700,000	559,317	1.29
Public Service Enterprise Group Inc.	1,000,000	29,840.07
Southern Co.	9,300,000	268,584.62
Xcel Energy Inc.	14,500,000	267,380.62
		3,583,293	8.27

Miscellaneous — 1.90%
Other common stocks in initial period of acquisition		822,020	1.90

Total common stocks (cost: $44,216,140,000)		42,490,387	98.09

Short-term securities — 2.09%	Principal amount (000)

Abbott Laboratories 0.21% due 7/20/20092	$ 25,000	24,986.06
Citigroup Funding Inc., FDIC insured, 0.30% due 5/22/2009	25,000	24,996.06
Coca-Cola Co. 0.27% due 7/9/20092	25,800	25,786.06
Fannie Mae 0.17%–0.50% due 5/13–7/22/2009	144,781	144,745.33
Federal Home Loan Bank 0.39%–0.40% due 5/19–6/29/2009	12,000	11,997.03
Freddie Mac 0.23%–0.45% due 5/27–10/13/2009	99,400	99,314.23
General Dynamics Corp. 0.19%–0.20% due 5/6–5/15/20092	46,000	45,997.11
General Electric Capital Corp., FDIC insured, 0.25% due 6/29/2009	75,000	74,969.17
Honeywell International Inc. 0.20%–0.23% due 5/26–6/25/20092	43,900	43,885.10
IBM Corp. 0.23% due 6/8/20092	40,000	39,983.09
Johnson & Johnson 0.25% due 7/20/20092	32,200	32,182.07
Merck & Co. Inc. 0.20% due 5/1/2009	25,000	25,000.06
NetJets Inc. 0.25% due 5/5/20092	22,800	22,799.05
Park Avenue Receivables Co., LLC 0.30%–0.35% due 5/26–6/16/20092	50,900	50,879.12
PepsiCo Inc. 0.12% due 5/6/20092	30,000	29,999.07
Private Export Funding Corp. 0.38% due 7/13/20092	25,000	24,976.06
Procter & Gamble International Funding S.C.A. 0.20% due 6/10/20092	8,000	7,998.02
U.S. Treasury Bills 0.139%–0.334% due 5/28–7/9/2009	175,600	175,576.40

Total short-term securities (cost: $905,942,000)		906,067	2.09

Total investment securities (cost: $45,122,082,000)		43,396,454	100.18
Other assets less liabilities		(79,944)	(.18)

Net assets		$43,316,510	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $349,470,000, which represented .81% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at April 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $45,122,082):		$43,396,454
Cash		673
Receivables for:
Sales of investments	$130,268
Sales of Fund’s shares	37,379
Dividends	112,384	280,031
		43,677,158
Liabilities:
Payables for:
Purchases of investments	255,421
Repurchases of Fund’s shares	69,364
Management services	10,312
Services provided by affiliates	24,002
Directors’ and advisory board’s deferred compensation	1,440
Other	109	360,648
Net assets at April 30, 2009		$43,316,510

Net assets consist of:
Capital paid in on shares of capital stock		$53,433,060
Undistributed net investment income		351,063
Accumulated net realized loss		(8,741,985)
Net unrealized depreciation		(1,725,628)
Net assets at April 30, 2009		$43,316,510

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 4,000,000 shares, $.001 par value (2,189,065 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$34,012,277	1,717,095	$19.81
Class B	1,388,793	70,594	19.67
Class C	1,612,578	82,158	19.63
Class F-1	1,505,986	76,210	19.76
Class F-2	146,717	7,405	19.81
Class 529-A	709,085	35,841	19.78
Class 529-B	125,971	6,397	19.69
Class 529-C	226,453	11,505	19.68
Class 529-E	40,829	2,071	19.71
Class 529-F-1	35,082	1,776	19.76
Class R-1	44,133	2,243	19.68
Class R-2	547,898	27,923	19.62
Class R-3	1,009,891	51,257	19.70
Class R-4	781,920	39,589	19.75
Class R-5	1,128,897	57,001	19.80

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $21.02 and $20.99, respectively.

See Notes to financial statements

Statement of operations for the year ended April 30, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,369)	$1,801,286
Interest	30,099	$1,831,385

Fees and expenses*:
Investment advisory services	110,730
Business management services	46,735
Distribution services	172,827
Transfer agent services	60,309
Administrative services	17,490
Reports to shareholders	3,645
Registration statement and prospectus	1,626
Directors’ and advisory board’s compensation	667
Auditing and legal	338
Custodian	401
State and local taxes	1
Other	3,689
Total fees and expenses before waivers	418,458
Less waivers of fees and expenses:
Investment advisory services	8,278
Business management services	3,343
Total fees and expenses after waivers		406,837
Net investment income		1,424,548

Net realized loss and unrealized depreciation on investments:
Net realized loss on investments		(8,718,989)
Net unrealized depreciation on investments		(18,332,108)
Net realized loss and unrealized depreciation on investments		(27,051,097)
Net decrease in net assets resulting from operations		$(25,626,549)

*Additional information related to class-specific fees and expenses is included in the Notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
	2009	2008
Operations:
Net investment income	$1,424,548	$1,622,132
Net realized (loss) gain on investments	(8,718,989)	3,890,592
Net unrealized depreciation on investments	(18,332,108)	(10,379,430)
Net decrease in net assets resulting from operations	(25,626,549)	(4,866,706)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,596,849)	(1,632,468)
Distributions from net realized gain on investments	(1,101,866)	(4,501,360)
Total dividends and distributions paid to shareholders	(2,698,715)	(6,133,828)

Net capital share transactions	(4,761,319)	(777,245)

Total decrease in net assets	(33,086,583)	(11,777,779)

Net assets:
Beginning of year	76,403,093	88,180,872
End of year (including undistributed net investment income: $351,063 and $525,739, respectively)	$43,316,510	$76,403,093

See Notes to financial statements

Notes to financial statements

1. Organization and significant accounting policies

Organization — Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund has 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the Fund are not available for purchase.

On August 1, 2008, the Fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (SEC). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. On May 1, 2009, the Fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the SEC. Refer to the Fund’s respective prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the Fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the Fund may decline in response to certain events taking place around the world,  including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

3. Taxation and distributions

Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2005.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

During the year ended April 30, 2009, the Fund reclassified $793,000 from undistributed net investment income to capital paid in on shares of capital stock and $1,582,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting. The Fund had post-October capital loss deferrals (realized during the period November 1, 2008 through April 30, 2009) of $5,718,784,000. These deferrals are considered incurred in the subsequent year.

As of April 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$ 352,503
Capital loss carryforward expiring 2017*	(2,944,294)
Gross unrealized appreciation on investment securities	4,319,251
Gross unrealized depreciation on investment securities	(6,123,786)
Net unrealized depreciation on investment securities	(1,804,535)
Cost of investment securities	45,200,989
*The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2009			Year ended April 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$1,297,249	$ 870,934	$2,168,183	$1,359,595	$3,585,283	$4,944,878
Class B	41,064	37,205	78,269	39,436	166,455	205,891
Class C	45,521	42,136	87,657	40,970	180,117	221,087
Class F-1	61,223	40,201	101,424	62,521	169,167	231,688
Class F-2*	2,328	2,274	4,602	—	—	—
Class 529-A	24,494	17,169	41,663	21,708	60,771	82,479
Class 529-B	3,214	3,124	6,338	2,504	11,804	14,308
Class 529-C	5,743	5,563	11,306	4,373	20,528	24,901
Class 529-E	1,245	971	2,216	1,034	3,388	4,422
Class 529-F-1	1,255	819	2,074	1,103	2,796	3,899
Class R-1	1,145	1,062	2,207	869	3,940	4,809
Class R-2	13,966	13,255	27,221	11,428	51,095	62,523
Class R-3	33,432	24,518	57,950	33,998	108,304	142,302
Class R-4	26,156	17,866	44,022	23,449	64,857	88,306
Class R-5	38,814	24,769	63,583	29,480	72,855	102,335
Total	$1,596,849	$1,101,866	$2,698,715	$1,632,468	$4,501,360	$6,133,828
*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.030% on such assets in excess of $77 billion. WMC waived a portion of its business management services fee commencing on September 1, 2004 and terminating on December 31, 2008. During the year ended April 30, 2009, total business management services fees waived by WMC were $3,343,000. As a result, the fee shown on the accompanying financial statements of $46,735,000, which was equivalent to an annualized rate of 0.083%, was reduced to $43,392,000, or 0.077% of average daily net assets. During the year ended April 30, 2009, WMC paid the Fund’s investment adviser $2,303,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $508,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Service Company¨ (AFS), the Fund’s transfer agent, and American Funds Distributors,¨ Inc. (AFD), the principal underwriter of the Fund’s shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004 and terminating on December 31, 2008. During the year ended April 30, 2009, total investment advisory services fees waived by CRMC were $8,278,000. As a result, the fee shown on the accompanying financial statements of $110,730,000, which was equivalent to an annualized rate of 0.196%, was reduced to $102,452,000 or 0.182% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes, except Classes F-2 and R-5, may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services — The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended April 30, 2009, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$106,506	$57,970	Not applicable	Not applicable	Not applicable
Class B	19,223	2,339	Not applicable	Not applicable	Not applicable
Class C	21,524		$3,163	$476	Not applicable
Class F-1	5,202		2,705	235	Not applicable
Class F-2*	Not applicable		81	9	Not applicable
Class 529-A	1,793		857	148	$850
Class 529-B	1,553		157	50	156
Class 529-C	2,743	Included in	278	80	276
Class 529-E	239	administrative	48	8	40
Class 529-F-1	—	services	41	7	48
Class R-1	515		51	27	Not applicable
Class R-2	4,934		975	2,054	Not applicable
Class R-3	6,391		1,556	714	Not applicable
Class R-4	2,204		1,246	36	Not applicable
Class R-5	Not applicable		1,100	18	Not applicable
Total	$172,827	$60,309	$12,258	$3,862	$1,370
*Class F-2 was offered beginning August 1, 2008.

Directors’ and advisory board’s deferred compensation — Since the adoption of the deferred compensation plan in 1994, independent directors and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $667,000, shown on the accompanying financial statements, includes $1,362,000 in current fees (either paid in cash or deferred) and a net decrease of $695,000 in the value of the deferred amounts.

Affiliated officers and directors — All officers and all interested directors of the Fund are affiliated with WMC. Officers and interested directors do not receive compensation directly from the Fund.

5. Disclosure of fair value measurements

The Fund adopted the Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, on May 1, 2008. FAS 157 requires the Fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund’s valuation levels as of April 30, 2009 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$42,490,387
Level 2 – Other significant observable inputs	906,067
Level 3 – Significant unobservable inputs	—
Total	$43,396,454

6. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2009
Class A	$4,200,504	180,201	$2,058,558	91,881	$(10,541,874)	(458,944)	$(4,282,812)	(186,862)
Class B	92,539	4,019	75,383	3,435	(531,235)	(22,802)	(363,313)	(15,348)
Class C	244,752	10,579	83,430	3,822	(605,517)	(26,386)	(277,335)	(11,985)
Class F-1	578,188	24,356	90,468	4,030	(1,023,594)	(44,713)	(354,938)	(16,327)
Class F-2 †	240,487	10,436	3,918	194	(68,292)	(3,225)	176,113	7,405
Class 529-A	107,569	4,506	41,655	1,877	(108,292)	(4,685)	40,932	1,698
Class 529-B	11,096	464	6,335	291	(18,358)	(792)	(927)	(37)
Class 529-C	36,622	1,551	11,300	520	(45,606)	(1,951)	2,316	120
Class 529-E	7,947	341	2,215	101	(5,958)	(264)	4,204	178
Class 529-F-1	8,609	362	2,074	94	(8,049)	(328)	2,634	128
Class R-1	18,248	765	2,194	101	(17,362)	(734)	3,080	132
Class R-2	187,302	8,071	27,194	1,251	(205,867)	(8,737)	8,629	585
Class R-3	306,695	13,036	57,913	2,611	(552,239)	(21,903)	(187,631)	(6,256)
Class R-4	330,062	14,278	43,973	1,989	(287,409)	(12,009)	86,626	4,258
Class R-5	650,276	26,249	62,999	2,850	(332,172)	(13,420)	381,103	15,679
Total net increase (decrease)	$7,020,896	299,214	$2,569,609	115,047	$(14,351,824)	(620,893)	$(4,761,319)	(206,632)
Year ended April 30, 2008
Class A	$4,539,386	130,369	$4,685,429	136,946	$(10,494,108)	(300,495)	$(1,269,293)	(33,180)
Class B	116,384	3,359	197,425	5,817	(477,569)	(13,972)	(163,760)	(4,796)
Class C	297,165	8,550	209,865	6,199	(568,835)	(16,619)	(61,8050	(1,870)
Class F-1	687,457	19,989	205,850	6,033	(711,508)	(20,623)	181,799	5,399
Class 529-A	164,214	4,721	82,461	2,416	(101,966)	(2,941)	144,709	4,196
Class 529-B	16,779	483	14,305	422	(16,237)	(473)	14,847	432
Class 529-C	56,392	1,625	24,887	734	(43,637)	(1,263)	37,642	1,096
Class 529-E	10,112	291	4,422	130	(6,934)	(201)	7,600	220
Class 529-F-1	13,317	386	3,893	114	(5,026)	(144)	12,184	356
Class R-1	26,619	761	4,766	141	(23,725)	(690)	7,660	212
Class R-2	252,990	7,342	62,491	1,847	(311,606)	(9,032)	3,875	157
Class R-3	488,721	13,952	142,237	4,182	(740,1330	(21,068)	(109,175))	(2,934)
Class R-4	357,582	10,359	88,262	2,589	(375,296)	(10,884)	70,548	2,064
Class R-5	579,553	16,475	101,570	2,974	(335,199)	(9,716)	345,924	9,733
Total net increase (decrease)	$7,606,671	218,662	$5,827,863	170,544	$(14,211,779)	(408,121)	$(777,245)	(18,915)
*Includes exchanges between share classes of the Fund. †Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $21,286,598,000 and $25,553,517,000, respectively, during the year ended April 30, 2009.

Financial highlights1
	(Loss) income from investment operations2				Dividends and distributions						Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)
Class A:
Year ended 4/30/2009	$31.92	$.64	$(11.53)	$(10.89)	$(.72)	$ (.50)	$(1.22)	$19.81	(34.50)%	$34,012.67%		.65%	2.60%
Year ended 4/30/2008	36.55	.71	(2.68)	(1.97)	(.72)	(1.94)	(2.66)	31.92	(5.78)	60,782.60		.58	2.02
Year ended 4/30/2007	32.66	.68	4.71	5.39	(.66)	(.84)	(1.50)	36.55	16.85	70,811.60		.57	2.00
Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
Year ended 4/30/2005	28.79	.67	1.22	1.89	(.60)	(.23)	(.83)	29.85	6.55	61,185.61		.60	2.24
Class B:
Year ended 4/30/2009	31.71	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.67	(35.01)	1,389	1.42	1.40	1.85
Year ended 4/30/2008	36.33	.44	(2.67)	(2.23)	(.45)	(1.94)	(2.39)	31.71	(6.51)	2,726	1.36	1.33	1.27
Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
Year ended 4/30/2005	28.64	.43	1.22	1.65	(.37)	(.23)	(.60)	29.69	5.75	2,902	1.38	1.37	1.47
Class C:
Year ended 4/30/2009	31.65	.44	(11.44)	(11.00)	(.52)	(.50)	(1.02)	19.63	(35.04)	1,613	1.47	1.44	1.80
Year ended 4/30/2008	36.26	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.65	(6.54)	2,979	1.41	1.38	1.22
Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
Year ended 4/30/2005	28.59	.41	1.22	1.63	(.35)	(.23)	(.58)	29.64	5.69	2,991	1.46	1.45	1.39
Class F-1:
Year ended 4/30/2009	31.85	.64	(11.51)	(10.87)	(.72)	(.50)	(1.22)	19.76	(34.52)	1,506.67		.65	2.59
Year ended 4/30/2008	36.48	.70	(2.68)	(1.98)	(.71)	(1.94)	(2.65)	31.85	(5.82)	2,947.63		.61	1.99
Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
Year ended 4/30/2005	28.74	.64	1.22	1.86	(.57)	(.23)	(.80)	29.80	6.47	2,505.69		.68	2.15
Class F-2:
Period from 8/5/2008 to 4/30/2009	29.64	.46	(9.22)	(8.76)	(.57)	(.50)	(1.07)	19.81	(29.77)	147.445		.435	3.105
Class 529-A:
Year ended 4/30/2009	31.89	.62	(11.52)	(10.90)	(.71)	(.50)	(1.21)	19.78	(34.57)	709.73		.71	2.55
Year ended 4/30/2008	36.51	.67	(2.66)	(1.99)	(.69)	(1.94)	(2.63)	31.89	(5.85)	1,089.69		.66	1.93
Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
Year ended 4/30/2005	28.76	.63	1.23	1.86	(.56)	(.23)	(.79)	29.83	6.47	633.71		.70	2.12
Class 529-B:
Year ended 4/30/2009	31.74	.42	(11.47)	(11.05)	(.50)	(.50)	(1.00)	19.69	(35.08)	126	1.53	1.51	1.74
Year ended 4/30/2008	36.36	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.74	(6.62)	204	1.49	1.46	1.13
Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
Year ended 4/30/2005	28.68	.38	1.21	1.59	(.32)	(.23)	(.55)	29.72	5.52	148	1.58	1.57	1.26
Class 529-C:
Year ended 4/30/2009	31.73	.43	(11.47)	(11.04)	(.51)	(.50)	(1.01)	19.68	(35.08)	226	1.52	1.50	1.75
Year ended 4/30/2008	36.35	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.73	(6.62)	361	1.49	1.46	1.13
Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
Year ended 4/30/2005	28.67	.37	1.22	1.59	(.32)	(.23)	(.55)	29.71	5.54	226	1.57	1.56	1.27
Class 529-E:
Year ended 4/30/2009	31.77	.55	(11.48)	(10.93)	(.63)	(.50)	(1.13)	19.71	(34.74)	41	1.02	1.00	2.26
Year ended 4/30/2008	36.39	.57	(2.66)	(2.09)	(.59)	(1.94)	(2.53)	31.77	(6.14)	60.98		.95	1.64
Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74
Year ended 4/30/2005	28.69	.53	1.22	1.75	(.47)	(.23)	(.70)	29.74	6.09	35	1.05	1.04	1.79

	(Loss) income from investment operations2				Dividends and distributions						Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return4	Net assets, end of period (in millions)
Class 529-F-1:
Year ended 4/30/2009	$31.85	$.67	$(11.50)	$(10.83)	$(.76)	$(.50)	$(1.26)	$19.76	(34.41)%	$35.52%		.50%	2.77%
Year ended 4/30/2008	36.47	.74	(2.66)	(1.92)	(.76)	(1.94)	(2.70)	31.85	(5.65)	52.48		.45	2.14
Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24
Year ended 4/30/2005	28.74	.60	1.22	1.82	(.54)	(.23)	(.77)	29.79	6.35	21.80		.79	2.03
Class R-1:
Year ended 4/30/2009	31.72	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.68	(34.99)	44	1.43	1.41	1.85
Year ended 4/30/2008	36.33	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.72	(6.55)	67	1.42	1.40	1.20
Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
Year ended 4/30/2005	28.68	.40	1.21	1.61	(.35)	(.23)	(.58)	29.71	5.62	34	1.50	1.47	1.35
Class R-2:
Year ended 4/30/2009	31.64	.43	(11.44)	(11.01)	(.51)	(.50)	(1.01)	19.62	(35.07)	548	1.50	1.48	1.77
Year ended 4/30/2008	36.25	.41	(2.66)	(2.25)	(.42)	(1.94)	(2.36)	31.64	(6.57)	865	1.44	1.41	1.19
Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
Year ended 4/30/2005	28.60	.41	1.22	1.63	(.36)	(.23)	(.59)	29.64	5.68	622	1.57	1.44	1.38
Class R-3:
Year ended 4/30/2009	31.76	.56	(11.48)	(10.92)	(.64)	(.50)	(1.14)	19.70	(34.72)	1,010.97		.95	2.29
Year ended 4/30/2008	36.38	.58	(2.67)	(2.09)	(.59)	(1.94)	(2.53)	31.76	(6.13)	1,827.95		.93	1.67
Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
Year ended 4/30/2005	28.68	.56	1.21	1.77	(.49)	(.23)	(.72)	29.73	6.17	1,705.95		.94	1.89
Class R-4:
Year ended 4/30/2009	31.83	.63	(11.50)	(10.87)	(.71)	(.50)	(1.21)	19.75	(34.52)	782.69		.67	2.59
Year ended 4/30/2008	36.46	.68	(2.68)	(2.00)	(.69)	(1.94)	(2.63)	31.83	(5.87)	1,125.67		.65	1.95
Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
Year ended 4/30/2005	28.73	.64	1.22	1.86	(.58)	(.23)	(.81)	29.78	6.46	830.68		.67	2.14
Class R-5:
Year ended 4/30/2009	31.92	.70	(11.53)	(10.83)	(.79)	(.50)	(1.29)	19.80	(34.31)	1,129.39		.37	2.91
Year ended 4/30/2008	36.55	.78	(2.67)	(1.89)	(.80)	(1.94)	(2.74)	31.92	(5.57)	1,319.37		.35	2.24
Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
Year ended 4/30/2005	28.79	.73	1.22	1.95	(.66)	(.23)	(.89)	29.85	6.78	619.38		.37	2.45

				Year ended April 30
				2009		2008		2007		2006		2005
Portfolio turnover rate for all classes of shares				39%		18%		19%		13%		16%

1Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2Based on average shares outstanding.
3Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5Annualized.

See Notes to financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 5, 2009